UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2023

ZYVERSA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41184	86-2685744
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2200 N. Commerce Parkway, Suite 208 Weston, Florida	33326
(Address of principal executive offices)	(Zip Code)

(754) 231-1688

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZVSA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2023, Nicholas A. LaBella, Jr., Chief Scientific Officer and Senior Vice President of Research and Development at ZyVersa Therapeutics, Inc. (the “Company”) notified the Company of his planned retirement from the Company effective August 18, 2023. Following his retirement, it is anticipated that Mr. LaBella will become a member of the Company’s Scientific Advisory Board.

The Company anticipates that it will enter into a separation agreement with Mr. LaBella regarding the compensation to be granted to him relating to his separation from the Company.

Item 5.08	Shareholder Director Nominations.

Following its business combination in late 2022, the Company has not yet held an annual meeting. Accordingly, for 2023 the Company has determined to hold its 2023 annual meeting of stockholders (the “2023 Annual Meeting”) on Tuesday, October 31, 2023. Therefore, the deadline for any stockholder proposal, including director nominations, intended to be considered at the 2023 Annual Meeting will be as follows. Pursuant to the Company’s Bylaws, written notice from a stockholder interested in bringing business before the 2023 Annual Meeting or nominating a director candidate for election at the 2023 Annual Meeting must be received at the Company’s offices at 2200 N. Commerce Parkway, Suite 208, Weston, Florida 33326, by no later than August 30, 2023. Any such written notice must be directed to the attention of the Company’s Secretary and comply with the applicable advance notice provisions in the Company’s Bylaws. Stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2023 Annual Meeting must comply with the requirements, including the deadline, set forth above as well as all applicable rules and regulations promulgated by the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZyVersa Therapeutics, Inc.

August 18, 2023	By:	/s/ Stephen Glover
	Name:	Stephen Glover
	Title:	Chief Executive Officer